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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 12, 2002

                                 EDO CORPORATION
             (Exact name of Registrant as specified in its charter)

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
            NEW YORK                                 3812                                 11-0707740
  (State or Other Jurisdiction           (Primary Standard Industrial                 (I.R.S. Employer
of Incorporation or Organization)         Classification Code Number)                Identification No.)

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                         60 East 42nd Street, Suite 5010
                               New York, NY 10165
                                  212.716.2000

    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

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                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE

         Attached hereto as Exhibits 99.1 and 99.2 are the 18 U.S.C. Section 1350 certifications of James M. Smith, Chairman, President and Chief Executive Officer and Darrell L. Reed, Vice President-Finance, Treasurer and Chief Financial Officer relating to the Corporation's Quarterly Report on Form 10-Q for the quarter ended September 28, 2002.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EDO CORPORATION

                                   /s/ Lisa M. Palumbo
                                       ------------------------------
                                       By:  Lisa M. Palumbo
                                       Title: Vice President & General Counsel

Date: November 12, 2002
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                                  EXHIBIT INDEX


         Number            Exhibit
         ------            -------

         99.1              Certification of Principal Executive Officer dated
                           November 12, 2002

         99.2              Certification of Principal Financial Officer dated
                           November 12, 2002